UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: August 6, 2008
(Date of earliest event reported)
FORESTAR REAL ESTATE GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	Commission File Number	26-1336998
(State or other jurisdiction of	001-33662	(I.R.S. Employer
incorporation or organization)		Identification No.)
1300 MoPac Expressway South, Suite 3S
Austin, Texas 78746
(Address of principal executive offices) (zip code)
(512) 433-5200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On August 6, 2008, the Company issued a press release announcing the Company’s earnings for the quarter ended June 30, 2008. A copy of the press release is furnished as exhibit 99.1 of this report.
Item 7.01. Regulation FD Disclosure.
     On August 6, 2008, James M. DeCosmo, Chief Executive Officer of Forestar Real Estate Group Inc., participated in a conference call discussing the Company’s earnings for the quarter ended June 30, 2008. Copies of the presentation materials used by Mr. DeCosmo are furnished as exhibit 99.2 of this report.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1	Press release issued by the Company on August 6, 2008, announcing the Company’s earnings for the quarter ended June 30, 2008.

99.2	Presentation materials of James M. DeCosmo, Chief Executive Officer of Forestar Real Estate Group Inc., used in Mr. DeCosmo’s conference call on August 6, 2008, discussing the Company’s earnings for the quarter ended June 30, 2008.
SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR REAL ESTATE GROUP INC.
Date: August 6, 2008	By:	/s/ Christopher L. Nines
		Name:	Christopher L. Nines
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description	Page
99.1	Press release issued by the Company on August 6, 2008, announcing the Company's earnings	4
	for the quarter ended June 30, 2008

99.2	Presentation materials of James M. DeCosmo, Chief Executive Officer of Forestar Real Estate
	Group Inc., used in Mr. DeCosmo’s conference call on August 6, 2008, discussing the Company’s
	earnings for the quarter ended June 30, 2008

3